                                   EXHIBIT 99


Media Contact:    Mark Hines        Telephone: (931) 380-2265


Press Release

Community First, Inc.
April 25, 2004


COMMUNITY FIRST continues rapid growth and a 150% increase in Quarterly Net Income.


Marc R. Lively, the President for Community First, Inc. the holding company for Community First Bank & Trust, reported net income of $440,000 for the quarter ended March 31, 2004, compared with net income of $176,000 for the quarter ended March 31, 2003, a 150% increase. On a per share basis, net income grew to $.35 per share from $.15 per share a year earlier. Total interest income grew from $2,406,000 to $2,834,000 for the comparable quarter a year earlier. Net interest income grew 31.7% from $1,308,000 to $1,723,000. Services charges on deposit accounts increased 112.6% for the quarter. The first quarter of 2004 was a tremendous success for Community First, reported Lively, "the dramatic improvement in our Net Interest Income was extremely strong in what has continued to be a very aggressive interest rate environment."

Total assets grew to $228,309,000 up 5% from the $217,368,000 reported at December 31, 2003. Loans, net of loan loss reserve as of March 31, 2003 were $180,332,000 a 6.2% increase over year end 2003. Total deposits reached the $200,902,000 level showing 2.9% growth from December 31, 2003, reported Mark Hines, President of Community First Bank & Trust. "We continue to be pleased and extremely appreciative of the support our bank is receiving in Maury County" explained Hines.

In addition to the financial results, the board reported that during the first week of 2004 the company completed its secondary offering of stock. The additional $4,500,000 in capital will provide the bank the capital necessary to continue to fund its rapid growth.

Community First, Inc. is the holding company for Community First Bank & Trust, a Columbia Tennessee commercial bank with four offices in Maury County. The company also operates 9 ATM's in the county. The bank provides a comprehensive line of banking services to consumers and business in the middle Tennessee area.

This press release contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations are forward looking statements. These forward-looking statements cover, among other thinks, anticipated future expenses and revenue, and the future prospects of the company. These statements include certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. All forward-looking statements included in this news release are based on information available at the time of the release; the company assumes no obligation to update any forward-looking statement.



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                              COMMUNITY FIRST, INC
                                  BALANCE SHEET


($ amounts in thousands)                                               (UNAUDITED)
                                                                         MARCH 31      December 31,       Amount           %
                             ASSETS                                       2004             2003           Change         Change
--------------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                                 $  4,475         $  4,741           (266)         -5.6%
Federal funds sold                                                         3,991            6,872         (2,881)          0.0%
--------------------------------------------------------------------------------------------------------------------------------
   Cash and cash equivalents                                               8,466           11,613
Securities available-for-sale                                             32,763           29,181          3,582          12.3%
Mortgage loans held for sale                                                 891            1,077           (186)        -17.3%
Loans                                                                    182,692          172,052         10,640           6.2%
Allowance for loan losses                                                 (2,360)          (2,249)          (111)          4.9%
--------------------------------------------------------------------------------------------------------------------------------
      LOANS, NET                                                         180,332          169,803         10,529           6.2%
--------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                     3,597            3,640            (43)         -1.2%
Federal Home Loans Bank stock                                                396              392              4           1.0%
Accrued interest receivable                                                  917              827             90          10.9%
Other assets                                                                 947              835            112          13.4%
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                                                                        $228,309         $217,368         10,941           5.0%
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              LIABILITIES AND SHAREHOLDERS' EQUITY
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DEPOSITS:
  Noninterest-bearing                                                   $ 19,233         $ 20,286         (1,053)         -5.2%
  Interest-bearing                                                       181,669          174,953          6,716           3.8%
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      TOTAL DEPOSITS                                                     200,902          195,239          5,663           2.9%
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Federal funds purchased                                                        0                0              0           0.0%
Federal Home Loan Bank advances                                            5,000            5,000              0           0.0%
SUBORDINATED DEBENTURES                                                    3,000            3,000              0           0.0%
Accrued interest payable                                                     550              403            147          36.5%
Other liabilities                                                            271              281            (10)         -3.6%
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      TOTAL LIABILITIES                                                  209,723          203,923          5,800           2.8%
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SHAREHOLDERS' EQUITY:
  Common stock, $5 par value. Authorized 1,500,000 shares;
    1,366,074 shares issued as of 3/31/04,  1,154,906 shares
    as 12/31/03                                                            6,830            5,775       1,055.00           0.0%
  Additional paid-in-capital                                               9,469            5,804       3,665.00          63.1%
  Accumulated other comprehensive income                                      41               60            (19)        -31.7%
  Retained earnings (accumulated deficit)                                  2,246            1,806            440          24.4%
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL SHAREHOLDERS' EQUITY                                          18,586           13,445          5,141          38.2%
--------------------------------------------------------------------------------------------------------------------------------
                                                                        $228,309         $217,368         10,941           5.0%
--------------------------------------------------------------------------------------------------------------------------------

                            COMMUNITY FIRST, INC.
                            STATEMENTS OF INCOME
                                 (UNAUDITED)

($ amounts in thousands except earnings per share)
                                                                  THREE MONTHS ENDED
                                                                       MARCH 31               Amount        %
                                                                  2004          2003          Change     Change
---------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
  Loans, including fees                                       $    2,646    $    2,244          402      17.9%
  Securities-taxable                                                 169           136           33      24.3%
  Federal funds sold                                                  18            26           (8)    -30.8%
  Other                                                                1             0            1     100.0%
---------------------------------------------------------------------------------------------------------------
      TOTAL INTEREST INCOME                                        2,834         2,406          428      17.8%
---------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
  Deposits                                                           883           882            1       0.1%
  FHLB Advances and Federal funds purchased                           55            63           (8)    -12.7%
  Other interest expense                                              35            37           (2)     -5.4%
---------------------------------------------------------------------------------------------------------------
      TOTAL INTEREST EXPENSE                                         973           982           (9)     -0.9%
---------------------------------------------------------------------------------------------------------------
      NET INTEREST INCOME                                          1,861         1,424          437      30.7%
PROVISION FOR LOAN LOSSES                                            138           116           22      19.0%
---------------------------------------------------------------------------------------------------------------
      NET INTEREST INCOME AFTER PROVISION
        FOR LOAN LOSSES                                            1,723         1,308          415      31.7%
---------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
  Service charges on deposit accounts                                372           175          197     112.6%
  Mortgage banking activities                                        102            98            4       4.1%
  Securities gains                                                     0             0            0       0.0%
  Credit Life insurance commissions                                    6             5            1      20.0%
  Other                                                               37            36            1       2.8%
---------------------------------------------------------------------------------------------------------------
      TOTAL NONINTEREST INCOME                                       517           314          203      64.6%
---------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSES:
  Salaries and employee benefits                                     689           592           97      16.4%
  Occupancy expense                                                   65            84          (19)    -22.6%
Director's fees                                                       29            20            9      45.0%
  Other operating expenses                                           743           637          106      16.6%
---------------------------------------------------------------------------------------------------------------
      TOTAL NONINTEREST EXPENSES                                   1,526         1,333          193      14.5%
---------------------------------------------------------------------------------------------------------------
      INCOME BEFORE INCOME TAXES                                     714           289          425     147.1%
INCOME TAXES                                                         274           113          161     142.5%
---------------------------------------------------------------------------------------------------------------
      NET INCOME                                              $      440    $      176          264     150.0%
---------------------------------------------------------------------------------------------------------------
Earnings per share
   Basic                                                      $     0.35    $     0.15         0.20     128.7%
   Diluted                                                          0.33          0.14         0.19     129.1%
---------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding
   Basic                                                       1,273,296     1,149,818      123,478      10.7%
   Diluted                                                     1,333,851     1,221,792      112,059       9.2%
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